Debt and Financing Costs	3 Months Ended
Mar. 31, 2016
Debt Disclosure [Abstract]
Debt and Financing Costs
DEBT AND FINANCING COSTS
The following table presents the carrying amounts and estimated fair values of the Company’s outstanding debt as of March 31, 2016 and December 31, 2015:

	March 31, 2016		December 31, 2015
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(In millions)
Commercial paper and committed bank facilities	$—	$—	$—	$—
Notes and debentures	8,719	8,561	8,717	8,330
Total Debt	$8,719	$8,561	$8,717	$8,330

The Company’s debt is recorded at the carrying amount, net of related unamortized discount and debt issuance costs, on its consolidated balance sheet. The carrying amount of the Company’s commercial paper, committed bank facilities, and uncommitted bank lines approximates fair value because the interest rates are variable and reflective of market rates. Apache uses a market approach to determine the fair value of its notes and debentures using estimates provided by an independent investment financial data services firm (a Level 2 fair value measurement).

As of March 31, 2016, the Company had a $3.5 billion five-year revolving credit facility which matures in June 2020. Proceeds from borrowings may be used for general corporate purposes. Apache’s available borrowing capacity under this facility supports its $3.5 billion commercial paper program. The commercial paper program, which is subject to market availability, facilitates Apache borrowing funds for up to 270 days at competitive interest rates. As of March 31, 2016, the Company had no debt outstanding under commercial paper, committed bank facilities, and uncommitted bank lines.

As of March 31, 2016, the Company had a £900 million three-year letter of credit facility which matures in February 2019. The facility is available for letters of credit and loans to cash collateralize letter of credit obligations to the extent letters of credit are unavailable under the facility.

In April 2015, the FASB issued ASU 2015-03 "Simplifying the Presentation of Debt Issuance Costs," which requires debt issuance costs to be presented as a direct deduction from the carrying value of the associated debt liability. The Company adopted this update in the first quarter of 2016 and applied the changes retrospectively for all periods presented. At December 31, 2015, the Company had debt issuance costs of $61 million classified as a long-term asset as a component of "deferred charges and other" on the balance sheet that have been netted against "long-term debt" in these unaudited interim financial statements. As of March 31, 2016, long-term debt is presented net of debt issuance costs of $59 million.
Financing Costs, Net
The following table presents the components of Apache’s financing costs, net:

	For the Quarter Ended March 31,
	2016	2015
	(In millions)
Interest expense	$116	$128
Amortization of deferred loan costs	1	2
Capitalized interest	(11)	(4)
Interest income	(1)	(2)
Financing costs, net	$105	$124